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                                                                    EXHIBIT 99.1




                          CONSENT OF JEFFERSON F. ALLEN


I hereby consent to the reference to me as a person who has been designated to serve as a director of Asset Alliance Corporation under the heading "Management" in the Prospectus constituting a part of the Registration Statement on Form S-1 with which this consent is filed.



                                            /s/ Jefferson F. Allen
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                                            Jefferson F. Allen

                                            March 17, 1998
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                                            Date